electroCore™

A Commercial-Stage Bioelectronic Medicine Company

Nasdaq: ECOR



Corporate Presentation

October 2020

Forward Looking Statement

In addition to historical information, this presentation may contain forward-looking statements with respect to our business, capital resources, strategy and growth reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, and you should not rely upon forward-looking statements as predictions of future events. All forward-looking statements may be based upon current estimates and expectations about future events and financial and other trends. There is no guarantee that future results, performance or events reflected in the forward-looking statements will be achieved or occur. No person assumes responsibility for the accuracy and completeness of the forward-looking statements, and, except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those or our situation may change in the future.

Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as "anticipates," "believes," "could," "seeks," "estimates," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would" or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management's beliefs and assumptions only as of the date they are made and are only predictions that may be inaccurate. You should read the Risk Factors set forth in our reports filed from time to time with the Securities and Exchange Commission, which factors may cause our actual future results to be materially different from what we expect.

Additionally, in an effort to provide additional information management believes is a useful indicator of operating performance for the fiscal quarter ended September 30, 2020, this presentation contains a financial measure not determined by generally accepted accounting principles (GAAP): Adjusted EBITDA net loss. A reconciliation to the most directly comparable GAAP financial measure of Net Loss is available on the presentation slide entitled "Adjusted EBITDA Reconciliation." The rationale for management's use of non-GAAP information is included in Exhibit 99.1 to the Company's Form 8-K furnished with the SEC August 13, 2020, and in slide 21 of this presentation.

electroCore At-a-Glance

NASDAQ	ECOR
Headquarters:	Basking Ridge, NJ
Market cap:	~$90M (10/9/20)
Recent close:	$1.98 (10/9/20)
Cash & marketable securities (9/30/20):	~$26.0 million*

* Preliminary unaudited guidance as of September 30, 2020


30
gammaCore
Sapphire

gammaCore

Sapphire™

Experienced Management Team



Dan Goldberger
Chief Executive Officer
35 years



Brian Posner
Chief Financial Officer
35 years



Peter Staats
Chief Medical Officer
33 years

RMS MEDICAL PRODUCTS
XTANT MEDICAL
synergy disc Synergy Disc Replacement, Inc.
SOUND SURGICAL TECHNOLOGIES LLC

CELLECTAR BIOSCIENCES
Alliqua BIOMEDICAL

JOHNS HOPKINS SCHOOL of MEDICINE
PREMIER PAIN CENTERS

Investment Summary

Platform Therapy

FDA cleared, proprietary, non-invasive vagus nerve stimulator (nVNS) positioned to unlock the broad potential of bioelectronic medicine

FDA Emergency Use Authorization granted to explore utility of nVNS in known or suspected COVID-19 patients experiencing an exacerbation of asthma-related symptoms

Large Initial Market

Cluster headache and migraine estimated to affect more than 36 million[1] adults in the U.S.

Attractive Revenue Model

Recurring revenue business model

Strong IP Portfolio

Patent coverage extends through 2033

[1] American Migraine Foundation




30
gammaCore
Sapphire

gammaCore

Sapphire™

1st FDA-cleared non-invasive vagus nerve stimulator

- Fast acting, highly targeted, comfortable, easy to use hand-held option
- Cleared for the prevention and treatment of cluster headache and for the prevention of migraine and treatment of acute migraine
- FDA EUA granted to explore potential benefits of gammaCore Sapphire CV in known or suspected COVID-19 patients
- Use alongside existing treatments; no drug-drug interactions or drug-like side effects
- Can use multiple times per day or month
- May reduce medication use leading to lower costs to treat cluster headache (UK's NICE)

nVNS and the Benefits of gammaCore

Benefits of nVNS

- The vagus nerve affects multiple organs and systems
- Activates multiple mechanisms of action
- Evidence supports possible future treatment for many indications
- Self-treating and no off-target effects
- Complementary to existing care

Unmet Need in Migraine & Cluster Headache





MIGRAINE

36 million U.S. adults[1]

Triptans represent 80% of prescribed acute therapies

40% of patients are dissatisfied or unresponsive to triptans[2]

More than half of insured migraineurs receive no Rx treatment[2]

gammaCore is FDA-cleared for migraine prevention and treatment of acute migraine

CLUSTER HEADACHE

400,000 U.S. patients[3]

Up to eight 15-180 min attacks per day

Considered one of the most painful conditions known; a "suicide headache"

gammaCore is FDA-cleared for the prevention of all types of cluster headache and for the acute treatment of episodic cluster headache

1. American Migraine Foundation
2. IMS Pharmetrics Plus.
3. Cephalalgia. 2008 Jun;28(6):614-8. doi: 10.1111/j.1468-2982.2008.01592.x. Epub 2008 Apr 16.

Growth in gammaCore Prescribers[1]



All Prescribers
3,500
3,000
2,500
2,000
1,500
1,000
500
0
563
997
1,480
1,827
2,170
2,451
2,600
2,735
2,850
2,890
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020

[1] Represents U.S. headache prescribers who have written at least one prescription

Headache Reimbursement Pathway

Aligned to stakeholder experience

PHYSICIANS
Write a prescription for use at home

PATIENTS
Acquire gammaCore from a specialty pharmacy with simple refill process

PAYERS
Manage utilization through pharmacy or medical benefit reimbursement

Commercial Payer Response

CURRENT PAYER COVERAGE

CVS Caremark, Express Scripts, Highmark Blue Cross Blue Shield, North Dakota Blue Cross Blue Shield, Federal Supply Schedule (VA, DoD, Indian Health Service), cash pay

PAYER ENGAGEMENT

Active discussions and negotiations with multiple national plans

REIMBURSEMENT PATH

Prescription model with periodic refill; can be reimbursed as pharmacy or medical benefit

Commercial Headache Reimbursement through PBMs

CVS/Caremark
gammaCore is reimbursed by CVS/Caremark at a non-exclusionary co-pay of roughly $50 - $75/month for those beneficiaries who have a benefit design that does not differentiate between drugs and devices

Approximately five million CVS/Caremark members currently have a benefit design of this type

Express Scripts (ESI)
gammaCore is reimbursed by ESI on all National Standard Formularies at a preferred copay of roughly $25 - $45/month for those beneficiaries who have a benefit design that does not differentiate between drugs and devices

Active Channels With Revenue Growth Opportunities

Driving Department of Defense sales through the Department of Veterans Affairs and Military Treatment Facilities

Growth in the UK by leveraging: 1) Innovation Technology Program Award for cluster headache, and 2) support from the National Institute for Health and Care Excellence (NICE) for the treatment of cluster headache

Paid Months Of Therapy By Quarter



3000
2500
2000
1500
1000
500
0
444
66
167
567
233
239
828
553
355
961
829
368
1008
1084
541
938
988
481
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
Market Channel
US Commercial
VA/DOD
OUS

Preliminary 3Q20 paid months of therapy:
OUS: 1,020
VA/DOD: 1,600

Federal Supply Schedule Opportunity

An efficient call point for direct sales

>10 million

covered lives between the Veterans Admin., active military facilities and the Indian Health Service

~400,000 patients

saw VA healthcare providers for headache in 2018[1]

Migraine grew 10-fold

in the VA between 2004-2012[2]

Survey of 77k

active duty, reserve and National Guard members found that 7% of men and 21% of women had provider-diagnosed migraine[3]

VA | U.S. Department of Veterans Affairs

[1] Grinberg et al. Understanding the Prevalence and Geographic Distribution of Headache Disorders within the Veterans Health Administration. Poster presentation, AHS 2019

[2] Altalib et al. Increase in migraine diagnoses and guideline-concordant treatment in veterans, 2004-2012 Cephalalgia 2017;37:3-10

[3] Jankosky et al. Headache disorders in the millennium cohort: epidemiology and relations with combat deployment. Headache 2011;51:1098-1111

gammaCore – Platform Technology with Vast Potential

NEUROLOGY / PAIN

Cluster Headache[1]

Migraine[1]

Post-traumatic headache

Post-traumatic stress disorder

Traumatic Brain Injury

Subarachnoid hemorrhage[2]

Stroke[2]



INFLAMMATION

Reactive Airway Disease[2]

Asthma exacerbations in known or suspected COVID-19 patients[3]

Rheumatoid Arthritis

Sjogren's Syndrome[2]

GASTROENTEROLOGY

Gastroparesis

Ulcerative colitis

Post-operative Ileus

gammaCore is the only FDA cleared non-invasive VNS therapy

[1] Cleared indications

[2] Independent Investigator initiated studies ongoing

[3] Cleared through FDA Emergency Use Authorization

Strong Rationale as a Potential COVID-19 Treatment

Testing the hypothesis that nVNS can improve the condition of COVID-19 patients

- **Emergency Use Authorization (EUA)** issued by FDA to facilitate the study and clinical use of gammaCore Sapphire™ CV (nVNS) for the acute treatment of asthma exacerbations in known or suspected COVID-19 patients
- Prior pilot studies have been successfully completed in other respiratory indications, including asthma, bronchoconstriction, exercise-induced bronchospasm, and COPD
- CE Mark approved in certain respiratory indications, including for the treatment or prevention of symptoms of reactive airway disease, which includes asthma, bronchoconstriction, exercise induced bronchospasm, and COPD in adults
- A paper, entitled, "Use of Non-Invasive Vagus Nerve Stimulation to Treat Respiratory Symptoms Associated with COVID-19: A Theoretical Hypothesis and Early Clinical Experience," has been published in the journal *Neuromodulation: Technology at the Neural Interface*

COVID-19 Investigator Initiated Trials (IITs)

Multiple ongoing IITs are assessing the potential utility of nVNS in COVID-19 respiratory symptoms

SAVIOR-1

Study Assessing Vagus Nerve Stimulation in COVID-19 Respiratory Symptoms

Lead investigator: Dr. Carlos Tornero

Hospital Clínico Universitario de Valencia, Valencia, Spain

Planned enrollment: 90 hospitalized patients with a confirmed diagnosis of or suspected/presumed to be COVID-19 positive

Study is assessing the reduced need for mechanical ventilation

Status: Currently enrolling

Hospital Clínic Universitari de València

SAVIOR-2

Lead investigator: Dr. Tariq Cheema

Allegheny General Hospital, Pittsburgh

Planned enrollment: 60 hospitalized patients with a confirmed diagnosis of or suspected/presumed to be COVID-19 positive

Study is assessing symptomatic and COVID-19 (or symptomatic and cytokine) specific endpoints

Status: Currently enrolling

AHN

Anticipated Achievements/Milestones*

3Q 2020	4Q 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021

- VA / DoD channel revenue growth opportunities
- UK channel revenue growth opportunities
- Reestablish commercial headache revenue
- PREMIUM II data readout
- SAVIOR 1 & 2 enrollment updates
- UK reimbursement announcements
- Px & go-to-market info for gammaCore CV
- Clinical publications re: PTSD, PTH and TBI
- EU stroke data
- Potential distribution partner announcements
- Adequate cash to execute current operating plan for at least the next 12 months

* Based on current operating plan

Broad Intellectual Property Portfolio

electroCore owns all intellectual property on which the technology relies

Expansive pioneering IP coverage of non-invasive, transdermal neuro-stimulation in the neck

We have patent coverage extending out through 2033:

- High-frequency burst signals capable of passing comfortably through the skin
- Low-pass signal filtration that reduces signal harmonics that cause pain

>165

PATENTS AND PATENT APPLICATONS

~100 issued U.S. patents

>25 U.S. patent applications

>40 International patents

Summary Financials

$ In thousands	1Q 2019	2Q 2019	3Q 2019	4Q 2019	1Q 2020	2Q 2020
GAAP revenue	410	623	683	675	734	753
Research and Development	3,460	2,510	2,275	1,623	1,523	1,031
SG&A	11,000	9,388	8,143	7,267	6,561	5,273
Operating loss	(14,211)	(12,380)	(10,894)	(8,606)	(8,013)	(5,923)
GAAP net loss	(13,862)	(12,101)	(10,688)	(8,498)	(7,959)	(4,742)
Adjusted EBITDA net loss	(13,441)	(10,775)	(8,448)	(6,662)	(6,410)	(4,322)
Operating cash burn	**$16,200**	**$11,200**	**$7,600**	**$9,400**	**$8,400**	**$5,200**

Cash, cash equivalents and marketable securities*	$18,860
Shareholders' equity*	$21,543

Q3 2020 preliminary unaudited guidance:

Revenue > $1.0 million

Cash burn ~ $4.1 million

Cash, cash equivalents and marketable securities ~$26 million

** As of June 30, 2020*

Please see reconciliation of GAAP net loss to adjusted EBITDA net loss on slide 21

Adjusted EBITDA Reconciliation

	1Q 2019	2Q 2019	3Q 2019	4Q 2019	1Q 2020	2Q 2020
	($ in thousands)					
GAAP net loss	$ (13,862)	$ (12,101)	$ (10,688)	$ (8,498)	$ (7,959)	$ (4,742)
Provision for (benefit from) income taxes	-	-	-	$ 18	$ -	$ (1,171)
Depreciation and amortization	$ 26	$ 28	$ 99	$ 97	$ 97	$ 97
Stock-based compensation	$ 744	$ 727	$ 1,220	$ 1,205	$ 745	$ 1,003
Restructuring and other severance related charges	-	$ 850	$ 805	$ -	$ 365	$ 100
Legal fees associated with stockholders' litigation	-	-	$ 322	$ 641	$ 396	$ 402
Total other income	$ (349)	$ (279)	$ (206)	$ (125)	$ (54)	$ (11)
Adjusted EBIDTA net loss	**$ (13,441)**	**$ (10,775)**	**$ (8,448)**	**$ (6,662)**	**$ (6,410)**	**$ (4,322)**

The company is presenting adjusted EBIDTA net loss because it believes this measure is a useful indicator of its operating performance. electroCore management uses this non-GAAP measure principally as a measure of the company's core operating performance and believes that this measure is useful to investors because it is frequently used by the financial community, investors, and other interested parties to evaluate companies in the company's industry. The company also believes that this measure is useful to its management and investors as a measure of comparative operating performance from period to period. Additionally, the company believes its use of non-GAAP adjusted EBITDA net loss from operations facilitates management's internal comparisons to historical operating results by factoring out potential differences caused by charges not related to its regular, ongoing business, including, without limitation, noncash charges and certain large and unpredictable charges such as restructuring expenses.

The company has presented adjusted EBITDA net loss as a non-GAAP financial measure in this presentation. The company defines adjusted EBITDA net loss as its reported GAAP net loss excluding income tax expense/benefit, depreciation and amortization, stock-based compensation, restructuring and other severance related charges, legal fees associated with stockholders litigation and total other income.

Capitalization Table

Fully diluted as of June 30, 2020

Common shares**	38,815,145	
Warrants	715,199	Exercise prices ranging from $5.68 to $12.60; expirations from April 1, 2021 through August 31, 2022
Options	4,606,407	Weighted average exercise price=$7.10, options generally vest over 4-year period (first options granted June 21, 2018)
Restricted Stock Units	1,376,545	RSUs which vest through April 2023.
Total	**45,513,296**	

As of April 14, 2020, 63% of ECOR shares outstanding are owned by retail investors and non-filers

** As of August 10, 2020 total shares outstanding are 44,525,853, reflecting shares issued subsequent to June 30, 2020.

Investment Summary

Platform Therapy

FDA cleared, proprietary, non-invasive vagus nerve stimulator (nVNS) positioned to unlock the broad potential of bioelectronic medicine

FDA Emergency Use Authorization granted to explore utility of nVNS in known or suspected COVID-19 patients experiencing an exacerbation of asthma-related symptoms

Large Initial Market

Cluster headache and migraine estimated to affect more than 36 million[1] adults in the U.S.

Attractive Revenue Model

Recurring revenue business model

Strong IP Portfolio

Patent coverage extends through 2033

[1] American Migraine Foundation

APPENDIX


electroCore®

Acute Cluster Headache: ACT 1 & ACT 2

Pooled analysis of Episodic Cluster Headache from ACT 1 & ACT 2 Trials



ACT 1 PRIMARY ENDPOINT
% Responders with Pain Relief at 15 Minutes for 1st Attack
n = 52
n = 60
ACT 2 PRIMARY ENDPOINT
% All Treated Attacks Pain-Free at 15 Minutes
n = 259
n = 287
RESPONDER ANALYSIS
% Responders at 15 Minutes in ≥ 50% of Attacks
n = 52
n = 60
Response Rate (%)
50%
40%
30%
20%
10%
0%
38.5%
11.7%
p < 0.01
24.1%
7.3%
p < 0.01
42.3%
15.0%
p < 0.01
gammaCore
Control

Citation: de Coo IF, Marin JCA, Silberstein SD, et al. Differential efficacy of non-invasive vagus nerve stimulation for the acute treatment of episodic and chronic cluster headache: a meta-analysis. *Cephalalgia*. 2019;39(8):967-977.

Acute Migraine: PRESTO Trial



Pain Freedom
Percent Pain Relief
40%
30%
20%
10%
0%
Response Rate (%)
Repeated Measures Analysis
p = 0.01
12.7%
4.2%
p = 0.01
21.0%
10.0%
p = 0.02
30.4%
19.7%
p = 0.07
30 Min
60 Min
120 Min
18.1%
5.2%
p = 0.06
25.4%
7.7%
p = 0.03
34.8%
5.4%
p < 0.01
30 Min
60 Min
120 Min
gammaCore (n = 120)
Control (n = 123)

Citation: Tassorelli C, Grazzi L, de Tommaso M, et al. Non-invasive vagus nerve stimulation as acute therapy for migraine: the randomized PRESTO study. Neurology2018;91(4):e364-e373.

Cluster Headache Prevention: PREVA Trial

Reduction in Number of Attacks per Week


ITT
mITT
n = 45
n = 48
n = 37
n = 47
0
-1
-2
-3
-4
-5
-6
-7
-8
-5.9
-2.1
-7.2
-2.1
p < 0.001
p < 0.001

Percentage of Patients w/≥ 50% Reduction in Attack Frequency


ITT
mITT
n = 45
n = 48
n = 37
n = 47
60%
50%
40%
30%
20%
10%
0%
40.0%
8.3%
48.6%
8.5%
p < 0.001
p < 0.001

Adjunctive gammaCore   Standard of care

mITT - Patients who provided data in the randomized period sufficient to compare to baseline measurements

electroCore

Citation: Non-invasive Vagus Nerve Stimulation for PREVention and Acute Treatment of Chronic Cluster Headache (PREVA): A Randomised Controlled Study. Gaul C, Magis D, Diener H, Silver N, Magis D, Reuter U, Andersson A, Liebler E, Straube A, PREVA Study Group. Cephalagia. 2016 May; 36(6):534-46. doi: 10.1177/0333102415607070

Indication and Important Safety Information

gammaCore SapphireTM (non-invasive vagus nerve stimulator) is intended to provide non-invasive vagus nerve stimulation (nVNS) on the side of the neck. gammaCore is indicated for:

- The preventive treatment of migraine headache in adult patients.
- The acute treatment of pain associated with migraine headache in adult patients.
- Adjunctive use for the preventive treatment of cluster headache in adult patients.
- The acute treatment of pain associated with episodic cluster headache in adult patients.

The safety and effectiveness of gammaCore (nVNS) have not been established in the acute treatment of chronic cluster headache

The long-term effects of the chronic use of gammaCore have not been evaluated

Safety and efficacy of gammaCore have not been evaluated in the following patients, and therefore gammaCore is NOT indicated for:

- Patients diagnosed with narrowing of the arteries (carotid atherosclerosis)
- Patients who have had surgery to cut the vagus nerve in the neck (cervical vagotomy)
- Pediatric patients
- Pregnant women
- Patients with clinically significant hypertension, hypotension, bradycardia, or tachycardia

Patients should not use gammaCore if they:

- Patients with an active implantable medical device, such as a pacemaker, hearing aid implant, or any implanted electronic device
- Have a metallic device such as a stent, bone plate, or bone screw implanted at or near their neck
- Are using another device at the same time (e.g., TENS Unit, muscle stimulator) or any portable electronic device (e.g., mobile phone)

In the US, the FDA has not cleared gammaCore for the treatment of pneumonia and/or respiratory disorders, such as acute respiratory stress disorder associated with COVID-19.

Please refer to the gammaCore Instructions for Use for all of the important warnings and precautions before using or prescribing this product: www.gammacore.com

Please also see the instructions for Use for gammaCore CV for all of the important warnings and precautions specific to gammaCore CV and its use pursuant to the Emergency Use Authorization (EUA): https://www.fda.gov/media/139970/download